Exhibit 10.2
SUNRISE SENIOR LIVING, INC.
[YEAR] STOCK OPTION [AND RESTRICTED STOCK] PLAN
STOCK OPTION AGREEMENT

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SUNRISE SENIOR LIVING, INC.
[YEAR] STOCK OPTION [AND RESTRICTED STOCK] PLAN
STOCK OPTION AGREEMENT
     This Stock Option Agreement (the “Option Agreement”) is made as of the ___day of ____, ____, by and between Sunrise Senior Living, Inc. (the “Company”) and ________, a ____of the Company (the “Optionee”).
     WHEREAS, the Board of Directors of the Company (the “Board”) has duly adopted, and the stockholders of the Company have duly approved, the Sunrise Senior Living, Inc. [Year] Stock Option [and Restricted Stock] Plan (the “Plan”), which Plan authorizes the Company to grant to eligible individuals options for the purchase of shares of the Company’s common stock, par value $.01 per share (the “Stock”); and
     WHEREAS, the Company has determined that it is desirable and in its best interests to grant to the Optionee, pursuant to the Plan, an option to purchase a certain number of shares of Stock, in order to provide the Optionee with an incentive to advance the interests of the Company and any subsidiary thereof within the meaning of Rule 405 of Regulation C under the Securities Act of 1933, as amended (with the term “person” as used in such Rule 405 being defined as in Section 2(2) of such Act) (a “Subsidiary”), all according to the terms and conditions set forth herein;
     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:
     1. GRANT OF OPTION.
     Subject to the terms of the Plan (the terms of which are incorporated by reference herein), the Company hereby grants to the Optionee the right and option (the “Option”) to purchase from the Company, on the terms and subject to the conditions hereinafter set forth, ________shares of Stock. This Option shall not constitute an incentive stock option within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
     2. PRICE.
     The purchase price (the “Option Price”) for the shares of Stock subject to the Option granted by this Option Agreement is $________per share (the Fair Market Value on the Grant Date).
     3. EXERCISE OF OPTION.
     Except as otherwise provided herein, the Option granted pursuant to this Option Agreement shall be subject to exercise as follows:

     3.1 Time of Exercise of Option.
     The Optionee may exercise the Option (subject to the limitations on exercise set forth in the Plan or in this Option Agreement relating to such Option), ________and prior to the close of business on the tenth anniversary of the Grant Date. The Option may be exercisable, in whole or in part, at any time and from time to time, prior to the termination of the Option; provided, that no single exercise of the Option shall be for less than 100 shares, unless the number of shares purchased is the total number at the time available for purchase under this Option.
     3.2 Exercise by Optionee.
     During the lifetime of the Optionee, only the Optionee (or, in the event of the Optionee’s legal incapacity or incompetency, the Optionee’s guardian or legal representative) may exercise the Option.
     3.3 Limitations on Exercise of Option.
     In no event may the Option be exercised, in whole or in part, after 10 years following the date upon which the Option is granted, as set forth in Section 15 below, or after the occurrence of an event referred to in Section 7 below which results in termination of the Option. In no event may the Option be exercised for a fractional Share.
     3.4 Reduction in Number of Shares Subject to Option.
     The number of shares which may be purchased upon exercise of the Option pursuant to this Section shall be reduced by the number of shares previously purchased upon exercise of the Option pursuant to this Section.
     4. METHOD OF EXERCISE OF OPTION.
     The Option may be exercised to the extent that shares have become exercisable hereunder by delivery to the Company on any business day, at its principal office addressed to the attention of the Secretary of the Company, of written notice of exercise, which notice shall specify the number of shares for which the Option is being exercised. Such notice shall be accompanied by an amount equal to the Exercise Price of such shares, in the form of any one or combination of the following: cash or cash equivalents, or shares of Stock valued at Fair Market Value in accordance with the Plan. If shares of Stock that are acquired by the Optionee through exercise of an Option or an option issued under an Other Plan are surrendered in payment of the Exercise Price of Options, the Stock surrendered in payment must have been held by the Optionee for more than six months at the time of surrender. However, payment in full of the Exercise Price need not accompany the written notice of exercise provided the notice of exercise directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the Optionee and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Exercise Price.

     5. LIMITATIONS ON TRANSFER.
     The Option is not transferable by the Optionee, other than by will or the laws of descent and distribution in the event of death of the Optionee and shall not be pledged or hypothecated (by operation of law or otherwise) or subject to execution, attachment or similar processes.
     6. RIGHTS AS STOCKHOLDER.
     Neither the Optionee nor any executor, administrator, distributee or legatee of the Optionee’s estate shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any shares transferable hereunder unless and until such shares have been fully paid and certificates representing such shares have been endorsed, transferred and delivered, and the name of the Optionee (or of such personal representative, administrator, distributee or legatee of the Optionee’s estate) has been entered as the stockholder of record on the books of the Company.
     7. EFFECT OF CHANGES IN CAPITALIZATION.
     7.1 Changes in Shares.
     If the number of outstanding shares of Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the date the Option is granted, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in the Option shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.
     7.2 Reorganization in Which the Company Is the Surviving Entity.
     Subject to Section 7.3 of this Section, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities, the Option shall pertain to and apply to the securities to which a holder of the number of shares subject to the Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

     7.3 Reorganization in Which the Company Is Not the Surviving Company or Sale of Assets or Stock.
     Upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other Companies in which the Company is not the surviving Company, or upon a sale of substantially all of the assets of the Company to another Company, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving Company) approved by the Board which results in any person or entity owning 80 percent or more of the combined voting power of all classes of stock of the Company, the Option shall terminate, except to the extent provision is made in writing in connection with such transaction for the assumption of the Option, or for the substitution for the Option of a new option covering the stock of a successor Company, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and Option Prices, in which event the Option shall continue in the manner and under the terms so provided. In the event of any such termination of the Option, the Optionee shall have the right immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Board in its sole discretion shall determine and designate, to exercise the Option. The Board shall send written notice of an event that will result in such a termination to the Optionee not later than the time at which the Company gives notice thereof to its stockholders.
     7.4 Adjustments.
     Adjustments specified in this Section 7 relating to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.
     8. GENERAL RESTRICTIONS.
     The Company shall not be required to sell or issue any shares of Stock under the Option if the sale or issuance of such shares would constitute a violation by the Optionee or by the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act of 1933, as amended (the “1933 Act”), upon exercise of the Option, unless a registration statement under the 1933 Act is in effect with respect to the shares of Stock covered by such Option, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to the Board that the Optionee may acquire such shares pursuant to an exemption from registration under the 1933 Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered by the Option pursuant to the 1933 Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of the Option or the issuance of shares of Stock pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that the Option shall not be exercisable unless and until the shares covered by the Option are registered or are subject to an available exemption from registration, the exercise of the Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
     9. DISCLAIMER OF RIGHTS.
     No provision in this Option Agreement shall be construed to confer upon the Optionee the right to continue as a member of the Board or to interfere in any way with the right of the Company to terminate such relationship.
     10. WITHHOLDING.
     The Company shall have the right to withhold, or require an Optionee to remit to the Company, an amount sufficient to satisfy any applicable federal, state or local withholding tax requirements imposed with respect to exercise of Options. To the extent permissible under applicable tax, securities and other laws, the Optionee may satisfy a tax withholding requirement by directing the Company to apply shares of Stock to which the Optionee is entitled as a result of the exercise of an Option to satisfy withholding requirements under this Section 10.
     11. CAPTIONS.
     The use of captions in this Option Agreement is for the convenience of reference only and shall not affect the meaning of any provision of such Option Agreement.
     12. SEVERABILITY.
     If any provision of the Plan or this Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions thereof and hereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction
     13. INTERPRETATION OF THIS OPTION AGREEMENT.
     All decisions and interpretations made by the Board with regard to any question arising under the Plan or this Option Agreement shall be binding and conclusive on the Company and the Optionee and any other person entitled to exercise the Option as provided for herein. In the event that there is any inconsistency between the provisions of this Option Agreement and of the Plan, the provisions of the Plan shall govern.
     14. GOVERNING LAW.
     This Option Agreement is executed pursuant to and shall be governed by the laws of the State of Delaware (but not including the choice of law rules thereof).
     15. GRANT DATE.
     The Grant Date of this Option is __________.

     16. BINDING EFFECT.
     Subject to all restrictions provided for in this Option Agreement and by applicable law relating to assignment and transfer of this Option Agreement and the option provided for herein, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and assigns.
     17. NOTICE.
     Any notice hereunder by the Optionee to the Company shall be in writing and shall be deemed duly given if mailed or delivered to the Company at its principal office, addressed to the attention of the Corporate Secretary, or if so mailed or delivered to such other address as the Company may hereafter designate by notice to the Optionee. Any notice hereunder by the Company to the Optionee shall be in writing and shall be deemed duly given if mailed or delivered to the Optionee at the address specified below by the Optionee for such purpose, or if so mailed or delivered to such other address as the Optionee may hereafter designate by written notice given to the Company.
     18. ENTIRE AGREEMENT.
     This Option Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. Neither this Option Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the Optionee; provided, however, that the Company unilaterally may waive any provision hereof in writing to the extent that such waiver does not adversely affect the interests of the Optionee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Option Agreement, or caused this Option Agreement to be duly executed on their behalf, as of the day and year first above written.

ATTEST:	SUNRISE SENIOR LIVING, INC.

______________________________	By:________________________

Title:_______________________

OPTIONEE:

___________________________
[Name]

ADDRESS FOR NOTICE TO OPTIONEE:

___________________________
Number Street

___________________________
City State Zip Code